UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Loan Agreement

On July 19, 2021, Body and Mind Inc. (the “Company” and also the “Borrower”), along with is subsidiaries, DEP Nevada Inc., Nevada Medical Group, LLC, NMG OH 1, LLC, NMG OH P1, LLC, NMG Long Beach, LLC, NMG Cathedral City, LLC, NGM CA 1, LLC, NMG CA C1, LLC, NMG MI 1, Inc., NMG MI P1, Inc., and NMG MI C1, Inc. (each, a “Guarantor” and collectively, the “Guarantors”) entered into and closed a loan agreement (the “Loan Agreement”) with FG Agency Lending LLC (the “Agent”) and Bomind Holdings LLC (the “Lender”), dated July 19, 2021. Upon entering into the Loan Agreement and the associated loan documents and agreements described below, the Lender provided the initial term loan (the “Initial Term Loan”) in the face amount of US$6,666,667 of which US$6,000,000 was advanced to the Company with the 10% representing an origination discount (the “Origination Discount”) as consideration for the use or forbearance of money. The Company may draw upon the remaining face amount of US$4,444,444 (the “Delayed Draw Term Loan”) upon providing a 30 day request to the Agent by December 1, 2021, whereby US$4,000,000 will be advanced to the Company after applying the Origination Discount. The Initial Term Loan and the Delayed Draw Term Loan mature on July 19, 2025 and bear interest at a rate of 13% per annum payable on the first day of each month hereafter.

Pursuant to the Loan Agreement, the Company has issued an aggregate of 8,000,000 common stock purchase warrants (each, a “Warrant”) to the Agent of which (i) 4,800,000 Warrants will entitle the holder to acquire shares of common stock (each, a “Warrant Share”) at an exercise price of US$0.40 per Warrant Share until July 19, 2025, and (ii) 3,200,000 Warrants will be held in escrow by the Company and released to the Agent at the time the Company draws on the Delayed Draw Term Loan, or cancelled if the Company does not draw on the Delayed Draw Term Loan, which will entitle the holder to acquire a Warrant Share at an exercise price of US$0.45 per Warrant Share until July 19, 2025.

The Initial Term Loan is evidenced by a Term Note (a “Term Note”), which is attached as Exhibit C to the Loan Agreement. If the Delayed Draw Term Loan is drawn upon by the Company, it will also be evidenced by a separate Term Note.

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The following table sets forth additional terms of the Loan Agreement and the other loan documents entered into on July 19, 2021:

Loan Term	Four years
Face Amount

US$11,111,111 (the “Face Amount”) funded in two (2) draws: (i) Initial Term Loan of US$6,666,667 issued on closing; and (ii) Delayed Draw Term Loan of US$4,444,444 issued upon 30 day request of the Company, which request must be made to the Agent by December 1, 2021.

Interest Rate	13% per annum, payable monthly in cash on the first of each month following funding
Default Interest Rate	20% per annum (inclusive of the 13% rate noted above)
Origination Discount	10% of the Face Amount treated as consideration for the use or forbearance of money
Agent Fee

The Borrower paid the Agent a US$66,666.67 fee upon execution of the Loan Agreement, which was withheld from the initial advance of the Initial Term Loan made by the Lender. A further Agent Fee of $44,444.44 will be withheld from the advance of the Delayed Draw Term Loan made by the Lender, if drawn upon by the Company.

Lender Expenses

The Borrower is required to pay the Lender’s reasonable costs, fees and expenses, including attorney’s fees, in connection with entering into the Loan Agreement and the other loan documents, subject to a cap of US$125,000.

Voluntary Prepayment

The Borrower may not prepay within one year of the closing date (“No Call Period”). Provided that no event of default has occurred following the No Call Period, Borrower may prepay the principle balance, in a minimum amount of US$1,000,000, at the following rates: (1) Following the No Call Period through two-year anniversary of the Closing Date: 107%; (2) Following the two-year anniversary of the Closing Date through the three-year anniversary of the Closing Date: 103%; and (3) following the three year anniversary of the Closing Date and prior to the Maturity Date: 100%.

Mandatory Prepayment

Under certain circumstances, if the Borrower or any Guarantor incurs insurance claims or condemnation proceedings, then Borrower or the Guarantor must either reinvest such proceeds in assets useful to the Borrower’s or Guarantor’s business, as applicable, or use the resulting net cash proceeds to prepay the loan. There are mandatory prepayment provisions for some change of control scenarios.

Financial Covenants

The Borrower and its subsidiaries taken as a whole are required to have at least $1,500,00 in liquidity at all times reported monthly. The Borrower and Guarantors on a consolidated basis must maintain a leverage ratio of at least 3:1 for acquisitions.

Other Covenants

The Borrower and its subsidiaries are subject to additional covenants customary for this type of transaction, including without limitation, covenants related to notices of certain events and reporting, and covenants restricting the Borrower’s and its subsidiaries’ business activities, other debt, fundamental transactions, acquisitions and dispositions, investments, dividend payments and affiliate transactions, in each case subject to mutually agreed upon qualifications and exceptions.

Events of Default	The Loan Agreement contains events of defaults customary for this type of transaction, some of which are subject to mutually agreed upon cure periods and notice requirements.
Remedies

The Loan Agreement and the other loan documents contain remedies customary for this type of transaction, including, without limitation, giving the Lender the ability to declare the loan and all amounts owed under the Loan Agreement due and payable upon the occurrence of an event of default and to operate or sell collateral and use the proceeds to repay the loan.

Other Provisions

The Loan Agreement and the other loan documents contain other provisions customary for this type of transaction, including, without limitation, representations and warranties, indemnities and confidentiality undertaking.

Security Agreement

On July 19, 2021 (the “Effective Date”), the Company and the Guarantors (collectively, the “Grantors”) entered into a security agreement (the “Security Agreement”) with the Agent (acting as the agent to the Lender) (the Agent and the Lender being referred to herein as, the “Secured Parties”) wherein Grantors have granted to Secured Parties a security interest in and to certain assets of the Grantors in order to secure the Company’s obligations pursuant to the Loan Agreement.

Pursuant to the Security Agreement, the Grantors are granting to the Secured Parties a security interest in all personal property and other assets owned as of the Effective Date or acquired thereafter (the “Collateral”). Certain assets are excluded from the Collateral such as: (i) intent to use United States trademark applications; (ii) certain assets acquired with third-party financing (provided that such financing does not amortize prior to the maturity date of the Loan Agreement, matures at least 1 year after maturity of the Loan Agreement and the leverage ratio remains 3:1 following financing for such assets); and (iii) rights to licenses or contracts where granting liens is prohibited by law.

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Upon a default under the Loan Agreement, the Secured Parties may enter upon the premises of the Grantors where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving the Grantors or any other Person notice and opportunity for a hearing on the Secured Parties’ claim or action and may collect, receive, assemble, process, appropriate and realize the Collateral, or any part thereof. In such event, the Grantors agree to assemble the Collateral and make it available to the Agent. Until the Agent is able to effect a disposition of the Collateral, the Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate in its sole discretion for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent. Agent shall not have any rights to take any action that would violate law.

To protect the Secured Parties’ interests in the Collateral, the Grantor’s have executed a power of attorney appointing Agent as the Grantors’ attorney in fact with such power and appointment only exercisable in the event of a default under the Loan Agreement and Company has further agreed to file all UCC Financing Statements evidencing the granted security interests set forth in the Security Agreement.

Pledge Agreement

On July 19, 2021, the Company and its subsidiaries, DEP Nevada Inc., a Nevada corporation (“DEP”) and Nevada Medical Group, LLC, a Nevada limited liability company (“NMG”) (collectively, the Company, DEP and NMG being, the “Pledgors”) entered into a Pledge Agreement (the “Pledge Agreement”) with the Agent (acting as the collateral agent for the Lender) (the Lender and Agent are referred to herein as, the “Secured Parties”) wherein Pledgors have pledged certain of Pledgors’ equity interests in various subsidiaries in order to secure Company’s obligations pursuant to the Loan Agreement.

Pursuant to the Pledge Agreement, Pledgors are pledging to the Secured Parties a lien on certain equity interests in Pledgors’ subsidiaries as follows (collectively, the “Pledged Collateral”):

1)

Company is pledging to the Secured Parties all rights, privileges and interests in Company’s equity securities in DEP, which comprises of one hundred percent (100%) of the issued and outstanding shares of DEP;

2)

NMG is pledging to the Secured Parties all rights, privileges and interests in NMG’s equity securities in NMG Ohio, LLC, an Ohio limited liability company (“NMG Ohio”), which comprises of one hundred percent (100%) of the issued and outstanding membership interest of NMG Ohio; and

3)

DEP is pledging to the Secured Parties all rights, privileges and interests in DEP’s equity securities in NEVADA MEDICAL GROUP, LLC, NMG OH 1, LLC, NMG OH P1, LLC, NMG LONG BEACH, LLC, NMG MI C1, INC., NMG MI P1, INC., NMG MI 1, INC., NMG CA C1, LLC, NMG CA P1, LLC, NMG CA 1, LLC, and NMG CATHEDRAL CITY, LLC (collectively, the “DEP Pledged Subsidiaries”). DEP owns one hundred percent (100%) of the issued and outstanding equity interests in each of the DEP Pledged Subsidiaries (collectively, DEP, NMG Ohio, and the DEP Pledged Subsidiaries being, the “Pledged Entities”).

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The pledge, assignment and delivery of the Pledged Collateral pursuant to the Pledge Agreement creates a valid first priority lien. Without the prior written consent of the Agent, no Pledgor will sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral.

As long as no default under the Loan Agreement has occurred and is continuing, Pledgors shall have the right to vote and give consents with respect to the Pledged Collateral for all purposes not inconsistent with the provisions of the Pledge Agreement.

Upon a default, the Agent, acting on behalf of the Secured Parties, is hereby authorized and empowered to (i) transfer the Equity Interests to the Secured Parties; (ii) transfer and register in its name the Pledged Collateral; (iii) exchange certificates representing Pledged Collateral for certificates of smaller or larger denominations, (iv) exercise the voting and all other rights; (v) collect and receive all cash dividends; (vi) notify the Pledged Entities to make payment to Agent of any amounts due in connection with the Pledged Collateral; (vii) endorse instruments in the name of the Pledgors to allow collection; (viii) enforce collection of any of the Pledged Collateral by suit or otherwise; (ix) sell, with notice and in accordance with applicable law, Pledged Collateral; (x) act with respect to the Pledged Collateral as though Agent was the outright owner; (xi) appoint a receiver (selected by Agent in its sole discretion) to administer the Pledged Collateral; and (xii) exercise any other rights or remedies the Secured Parties may have under the UCC or other applicable law.

Pledgors irrevocably appoint the Agent acting on behalf of the Secured Parties, as the proxy and attorney in fact with respect to the Pledged Collateral.

Omnibus Collateral Assignment

On July 19, 2021, the Company and its subsidiaries, DEP Nevada Inc., a Nevada corporation (“DEP”), Nevada Medical Group, LLC, a Nevada limited liability company (“NMG”) NMG MI 1, Inc., a Michigan corporation (“NMG MI 1”) NMG MI C1, Inc., a Michigan corporation (“NMG C1”) and NMG MI P1, Inc., a Michigan corporation (“NMG MI P1”) (collectively, the Company, DEP, NMG, NMG MI 1, NMG MI P1, and NMG MI C1 being, the “Assignors”) entered into an Omnibus Collateral Assignment (the “Collateral Assignment”) with the Agent wherein Assignors have granted to the Agent for the benefit of the Lender certain rights, interests and privileges of Assignors in and to certain contracts in order to secure Company’s obligations pursuant to the Loan Agreement.

Pursuant to the Collateral Assignment, Assignors have granted to the Agent for the benefit of the Lender(s) a security interest in all the rights, interests and privileges which such Assignor has or may have in or under the following contracts (the “Assigned Contracts”):

1.	Management Agreement between Nevada Medical Group, LLC and Comprehensive Care Group, LLC dated March 15, 2019;

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2.	Convertible Credit Facility Agreement from DEP Nevada Inc. to NMG MI 1, Inc. (formerly NMG MI 1, LLC) dated February 1, 2021;

3.	Convertible Credit Facility Agreement from DEP Nevada Inc. to NMG MI C1, Inc. (formerly NMG MI C1, LLC) dated February 1, 2021; and

4.	Convertible Credit Facility Agreement from DEP Nevada Inc. to NMG MI P1, Inc. (formerly NMG MI P1, LLC) dated February 1, 2021.

The rights of the Agent may only be exercised in the event of a default and the exercise of such rights must not violate any applicable law. Each Assignor, upon the occurrence and continuation of a default, authorizes the Agent on behalf of the Lender(s), at the Agent’s option and without notice, to directly receive any and all payments and other benefits owed to any Assignor under any Assigned Contract.

Intercompany Subordinated Demand Promissory Note

On July 19, 2021, the Company and its subsidiaries (DEP Nevada Inc., Nevada Medical Group, LLC, NMG OH 1, LLC, NMG OH P1, LLC, NMG Long Beach, LLC, NMG MI C1, Inc., NMG MI P1, Inc., NMG MI 1, Inc., NMG CA C1, LLC, NMG CA P1, LLC, NMG CA 1, LLC and NMG Cathedral City, LLC) (collectively, the “Affiliate Obligors”) entered into a Intercompany Subordinated Demand Promissory Note wherein Affiliate Obligors agree and acknowledge that all debt, liabilities and obligations owing or due, or to become due, to any other of the Company’s subsidiaries will be subordinate, and junior (the “Subordinated Debt”) to the discharge of Company’s obligations under the Loan Agreement.

So long as no default has occurred under the Loan Agreement, each Affiliate Obligor may make payments on account of the Subordinated Debt in the ordinary course of business, solely to the extent such payments are permitted under the Loan Agreement. Upon default, no Affiliate Obligor shall make, accept or receive, any payment of Subordinated Debt Payment.

Until the Company’s satisfaction of all obligations under the loan, no subsidiary holding rights to be paid Subordinated Debt will (i) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt; (ii) exercise any rights under or with respect to guaranties of the Subordinated Debt; (iii) exercise any of its rights or remedies in connection with the Subordinated Debt; (iv) exercise any right to set-off or counterclaim in respect of any debt, contest, protest, or object to any exercise of secured creditor remedies by Agent or any Lender; (v) object to any forbearance by the Agent; (vi) commence, or cause to be commenced, and insolvency proceeding; or (vii) contest, protest, or object to any Affiliate Obligor obtaining debtor-in-possession financing.

The foregoing descriptions of the Loan Agreement, the Security Agreement, the Pledge Agreement, the Omnibus Collateral Assignment, the Intercompany Subordinated Demand Promissory Note, the Term Note and the Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of those documents, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 4.1 and 4.2, respectively, and are incorporated by reference herein.

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Limitation on Representations

The representations and warranties of the Company contained in the documents describe above have been made solely for the benefit of the parties thereto. In addition, such representations and warranties (i) have been made only for purposes of the documents described above, (ii) in some cases, have been qualified by documents filed with, or furnished to, the SEC by the Company before the date of the documents described above (and stockholders and investors should read such documents in the context of the Company’s other public disclosures in order to have a materially complete understanding of the disclosures therein), (iii) are subject to materiality qualifications contained therein which may differ from what may be viewed as material by stockholders and investors, (iv) were made only as of the date of the documents described above or such other date as is specified therein, as applicable, and (v) have been included in the documents described above for the purpose of allocating risk between the contracting parties rather than establishing matters as facts.

The documents described above, the summaries of the documents described above and the other disclosures included in this Current Report on Form 8-K are intended to provide stockholders and investors with information regarding the terms of the documents described above, and not to provide stockholders and investors with any other factual information regarding the Company or its subsidiaries or their respective business. You should not rely on the representations and warranties in the documents described above or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the documents described above, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Other than as disclosed in this Current Report on Form 8-K, as of the date of this Current Report on Form 8-K, the Company is not aware of any material facts that are required to be disclosed under the federal securities laws that would contradict the representations and warranties in the documents described above. The Company will provide additional disclosure in its public reports to the extent that it is aware of the existence of any material facts that are required to be disclosed under federal securities laws and that might otherwise contradict the representations and warranties contained in the documents described above and will update such disclosure as required by federal securities laws. Accordingly, the documents described above should not be read alone, but should instead be read in conjunction with the other information regarding the Company and its subsidiaries that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements, registration statements and other documents that the Company files with the SEC.

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SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant

The information contained in Item 1.01 above of this Current Report on Form 8-K is responsive to this Item 2.03 and is incorporated by reference into this Item 2.03.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 above of this Current Report on Form 8-K with respect to the issuance of an aggregate of 8,000,000 Warrants to the Agent is responsive to this Item 3.02 and is incorporated by reference into this Item 3.02. In connection with the issuance of such Warrants to the Agent, the Company relied on the exemption from registration under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), provided by Rule 506(b) of Regulation D based on representations and warranties provided by the Agent to the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
4.1	Warrant to Purchase 4,800,000 Common Shares, dated July 19, 2021, issued by Body and Mind Inc. to FG Agency Lending LLC

4.2	Warrant to Purchase 3,200,000 Common Shares, dated July 19, 2021, issued by Body and Mind Inc. to FG Agency Lending LLC

10.1

Loan Agreement between Body and Mind Inc., DEP Nevada Inc., Nevada Medical Group, LLC, NMG OH 1, LLC, NMG OH P1, LLC, NMG Long Beach, LLC, NMG Cathedral City, LLC, NGM CA 1, LLC, NMG CA C1, LLC, NMG MI 1, Inc., NMG MI P1, Inc., NMG MI C1, Inc., FG Agency Lending LLC and Bomind Holdings LLC, dated July 19, 2021

10.2

Security Agreement between Body and Mind Inc., DEP Nevada Inc., Nevada Medical Group, LLC, NMG OH 1, LLC, NMG OH P1, LLC, NMG Long Beach, LLC, NMG Cathedral City, LLC, NGM CA 1, LLC, NMG CA C1, LLC, NMG MI 1, Inc., NMG MI P1, Inc., NMG MI C1, Inc., and FG Agency Lending LLC, dated July 19, 2021

10.3	Pledge Agreement between Body and Mind Inc., DEP Nevada Inc., Nevada Medical Group, LLC, and FG Agency Lending LLC, dated July 19, 2021

10.4	Omnibus Collateral Assignment between Body and Mind Inc., DEP Nevada Inc., Nevada Medical Group, LLC, NMG MI 1, Inc., NMG MI C1, Inc., NMG MI P1, Inc., and FG Agency Lending LLC, dated July 19, 2021

10.5

Intercompany Subordinated Demand Promissory Note between Body and Mind Inc., DEP Nevada Inc., Nevada Medical Group, LLC, NMG OH 1, LLC, NMG OH P1, LLC, NMG Long Beach, LLC, NMG MI C1, Inc., NMG MI P1, Inc., NMG MI 1, Inc., NMG CA C1, LLC, NMG CA P1, LLC, NMG CA 1, LLC and NMG Cathedral City, LLC, dated July 19, 2021

10.6	Term Note, dated July 19, 2021, issued by Body and Mind Inc. to FG Agency Lending LLC, as agent

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: July 23, 2021	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

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